Exhibit 14

                           PRICEWATERHOUSECOOPERS LLP

                           PriceWaterhouseCoopers, LLP
                             950 Seventeenth Street
                                   Suite 2500
                                 Denver CO 80202
                            Telephone (303) 893-8100


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated June 30, 1998 relating to the financial statements and financial highlights appearing in the May 31, 1998 Annual Report to Shareholders of INVESCO Small Company Growth Fund (the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc.) and our report dated September 4, 1998 relating to the financial statements and financial highlights appearing in the May 31, 1998 Annual Report to Shareholders of INVESCO Small Company Value Fund (the sole portfolio constituting INVESCO Diversified Funds, Inc.), which are also incorporated by reference into the Statement of Additional Information.

We also consent to the incorporation by reference of our report into the Prospectus of INVESCO Small Company Growth Fund dated October 1, 1998, and the incorporation by reference of our report in the Prospectus of INVESCO Small Company Value Fund dated December 1, 1998, which constitute parts of this Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and Financial Statements" in the Statement of Additional Information of INVESCO Small Company Growth Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Small Company Growth Fund both dated October 1, 1998. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO Small Company Value Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Small Company Value Fund dated December 1, 1998.

We  also  consent  to  the  references  to  us  under  the  headings  "Financial
Highlights"   and   "Experts"  in  the  combined   Prospectus/Proxy   Statement,
constituting part of this Registration Statement.



/s/  PriceWaterhouseCoopers LLP

PriceWaterhouseCoopers LLP

Denver, Colorado
January 15, 1999